TRADE X

Digitalizing the Retail Pharmacy Experience

Investor Presentation
March 2022

NASDAQ:MEDS

Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like “will”, “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risks include risks relating to agreements with third parties, including Coborn’s; the planned benefits, expected users of, and projected revenues of our joint venture with Exchange Health; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company’s stock repurchase program; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; our ability to raise funding in the future, as and if needed, and the terms of such funding; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE HEALTH, INC.’s future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE HEALTH, INC.’s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE HEALTH, INC. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE HEALTH, INC., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses “EBITDA” (earnings before interest, taxes, depreciation and amortization) and “Adjusted EBITDA” (EBITDA before stock-based compensation expense, loss (gain) on inventory investment and loss (gain) on impairment of goodwill). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE HEALTH, INC. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

About TRxADE HEALTH, INC.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates one of the largest technology platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 13,100+ registered members nationwide
- **Robust Balance Sheet:** $3.1 million in cash with no debt[2]
- **Experienced Management:** Management & Directors own ~55% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE HEALTH, INC. (NASDAQ:MEDS)	
Share Price[1]	$2.32
Market Cap[1]	$19.2M
Revenues (TTM)[3]	$9.9M
Gross Margin (TTM)[3]	48.0%
Net Loss (TTM)[3]	$(5.3)M
Q4 2021 Adj. EBITDA [4]	$(3.7)M
Cash[2]	$3.1M
Debt[2]	$0.0M
Shares O/S[2]	8.2M
Float [2]	3.3M
Insider Ownership	55%

1) As of March 24, 2022
2) As of December 31, 2021.
3) TTM = Trailing Twelve Months ended December 31, 2021.
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as stock-based compensation expense, loss (gain) on inventory investment and loss (gain) on impairment of goodwill. See appendix for reconciliation to GAAP.

Divisions of TRxADE HEALTH

Pharmaceutical Marketplaces (With Supporting B2B + Supporting Subsidiaries)[1]

B2B

TRADE X

Supplier-Pharmacy **Marketplace** Platform

SOSRx

Manufacturer-Distributor Marketplace Platform

INTEGRA PHARMA SOLUTIONS

Rx Distributor



BONUM HEALTH

COMMUNITY SPECIALTY PHARMACY

Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

Supporting Subsidiaries

Provide partner Pharmacies with ability to offer their uninsured and under insured patients access to over 650 medical doctors across 50 states. Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1,2]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~19,400 independent pharmacies in the U.S. that represent ~$67.1 Billion in drug purchases annually
- Targeted Medical Clinics that dispense pharmaceuticals total approximately 38,500 in the U.S. [5]

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with

Independent Pharmacy and Clinics Footprint



Growth Opportunity
57,900
13,100+
TRxADE Registered Users

Projected North America ePharmacy Market[4]
(USD Billion)

2021 – 2027 CAGR of 15.6%

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023 and 2) National Community of Pharmacists Association's 2021 Digest and 3) NCPA 2020 Digest Report and 4) KBV Research September 2021, and 5) AMPA.org and aad.org

TRxADE Marketplace

Trxade.com (Distributor Pharmaceutical Supply Chain Platform)

Our Marketplace Solution:

- TRxADE's exchange platform offers a clear and concise interface that allows over 13,100+ registered members in 50 states to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)
- Recently launched medical division further extends platform capabilities to physicians and small healthcare facilities.


Top Trending on Trxade

TRxADE Marketplace

SOSRx.com (Manufacturer Pharmaceutical Supply Chain Platform)

Our Marketplace Solution:

- The US Generic drug market reached $127.8 Billion in 2020.[1]
- A percentage of products become short dated, overstock or slow moving over time and become off contract
- SOSRx marketplace is an innovative platform that offers an alternative sales channel to manufacturers to sell these off-contract pharmaceuticals to national distributors and chain pharmacies at a substantially lower price in bulk.
- Marketplace offers proprietary algorithms, strict state regulatory compliance, pricing transparency and negotiation tools to improve product sales.


Home
Categories
About us
Contact us
FAQ
Log in
Sign up
Learn more by clicking here →
Simple, Efficient and Effective buying process. only at SoSRx.
The virtual marketplace
Manufacturers
Buyer
for Pharmaceutical Manufacturers & Distributors of
are able to streamline their inventory, minimize product

1) According to a 2020 report by imarc group

TRxADE's Revenue Model

TRxADE Platform

An administrative fee of up to 6 percent of the buying price on generic pharmaceuticals and up to 1 percent on brand pharmaceuticals that pass through our platform.

SOSRx

An administrative fee of up to 20 percent paid by the manufacturer of the purchase price on the pharmaceuticals that pass through the platform.

Marketplace User Supporting Divisions

Bonum Health

Tele Health Company offers individual and Employer sponsored patients access to certified medical providers 24/7/365 in 50 states

- Focus on uninsured and underinsured patients
- Has Partnerships with 1,000+ Retail chain and independent pharmacies partners with access to millions of new consumer subscribers.

Integra Pharma Solutions

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes supplying pharmaceuticals nationwide via its TRxADE Prime model.

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- Holds pharmaceuticals distributor licenses in 39 states

Community Specialty Pharmacy

Fully functional pharmacy with direct PBM contracts and 340B contracts servicing both insured and uninsured patients.

- Registered in 36 States
- Legitscript Certified
- Offers Medication therapy management (MTM) services and specialized care for patients suffering from chronic conditions
- Capability to provide turnkey solution to manufacturers, telehealth companies and employer groups

Selected Financials

- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform: 13,100+ registered members with continued platform development requiring minimal capital expenditures**
- **Strong Balance Sheet**: $3.1 million in cash with no debt provides strong foundation for growth

(USD $ in Millions)	Year Ended December 31, 2021	Year Ended December 31, 2020
Revenue	$9.9	$17.1
Gross Profit	$4.7	$5.7
Net Loss	$(5.3)	$(2.5)
Adjusted EBITDA (Loss) (1)	$(3.7)	$0.1
Cash & Cash Equivalents	$3.1	$5.9
Debt	$0.0	$0.2

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization and before stock-based compensation expense, loss (gain) on inventory investment and loss (gain) on impairment of goodwill. See appendix for a reconciliation of these amounts to GAAP and "Use of Non-GAAP Financial Information", above.

Annual Revenue Growth

(USD $ in Thousands)



$1,496
$2,913
$2,482
$2,931
$3,832
$7,436
$17,122
$9,989
2014
2015
2016
2017
2018
2019
2020
2021

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu is also Chief Executive Officer of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol "AEHA", as well as a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol "OTECU". Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Howard A. Doss, Chief Financial Officer

Mr. Doss has served as the CFO of TRxADE HEALTH, INC. since January 2014. Mr. Doss is also the CFO of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol "AEHA". Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm's southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA's. He is a graduate of Illinois Wesleyan University.

TRADE X

Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates one of the largest technology platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 13,100+ registered members nationwide
- **Robust Balance Sheet:** $3.1 million in cash with no debt
- **Experienced Management:** Management & Directors own ~55% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

Contact Us

TRxADE HEALTH, INC.
2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

www.trxadehealth.com

Appendix:

Consolidated Balance Sheet

TRxADE HEALTH, INC.
Consolidated Balance Sheets
December 31, 2021 and 2020

		December 31, 2021		December 31, 2020
Assets				
Current Assets				
Cash	$	3,122,578	$	5,919,578
Accounts Receivable, net		978,973		805,043
Inventory		56,279		1,257,754
Prepaid Assets		216,414		151,248
Other Receivables		-		1,087,675
Total Current Assets		4,374,244		9,221,298
Property Plant and Equipment, Net		98,751		162,397
Other Assets				
Deposits		60,136		21,636
Right of use leased assets		1,233,033		387,371
Total Assets	$	5,766,164	$	9,792,702
Liabilities and Stockholders' Equity				
Current Liabilities				
Accounts Payable	$	477,028	$	256,829
Accrued Liabilities		270,437		219,256
Current Portion - Operating Lease Liabilities		178,561		131,153
Customer Deposits		-		10,000
Notes Payable – Related Party		-		225,000
Total Current Liabilities		926,026		842,238
Long Term Liabilities				
Operating Lease Liabilities, net of current portion		1,069,965		271,306
Total Liabilities		1,995,991		1,113,544
Stockholders' Equity				
Series A Preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding as of December 31, 2021, and December 31, 2020, respectively		-		-
Common Stock, $0.00001 par value; 100,000,000 shares authorized; 8,166,457 and 8,093,199 shares issued and outstanding as of December 31, 2021 and 2020, respectively		82		81
Additional Paid-in Capital		20,017,528		19,610,631
Retained Deficit		(16,247,437)		(10,931,554)
Total Stockholders' Equity		3,770,173		8,679,158
Total Liabilities and Stockholders' Equity	$	5,766,164	$	9,792,702

Appendix:

Consolidated Statements of Operations

TRxADE HEALTH, INC.
Consolidated Statements of Operations
Years Ended December 31, 2021 and 2020

	2021	2020
Revenues, net	$ 9,889,433	$ 17,122,520
Cost of Sales	5,143,468	11,415,198
Gross Profit	4,745,965	5,707,322
Operating Expenses		
Loss on Inventory Investment	1,226,426	-
Loss on Impairment of Goodwill	-	725,973
General and Administrative	8,811,832	7,488,011
Total Operating Expenses	10,038,258	8,213,984
Operating Loss	(5,292,293)	(2,506,662)
Interest Expense	(23,590)	(29,389)
Net Loss	$ (5,315,883)	$ (2,536,051)
Net Loss per Common Share – Basic and Diluted	$ (0.65)	$ (0.33)
Weighted average Common Shares Outstanding – Basic and Diluted	8,136,740	7,705,620

TRADEX

Appendix:

Reconciliation of Net Income to Adj. EBITDA*

Reconciliation of Net Income (Loss) attributable to TRxADE HEALTH, INC., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA*

	For the three months ended December 31,		Fiscal Year ended December 31,	
	2021	**2020**	**2021**	**2020**
Net loss attributable to TRxADE HEALTH, INC.	$ (784,340)	$ (2,312,612)	$ (5,315,883)	$ (2,536,051)
Add (deduct):				
Interest, net	2,016	6,725	23,590	29,389
Depreciation and amortization	2,101	1,750	7,351	5.500
EBITDA	**(780,223)**	**(2,303,687)**	**(5,284,942)**	**(2,501,162)**
Add (deduct):				
Loss on Inventory Investment	-	-	1,226,426	-
Loss on impairment of Goodwill	-	725,973	-	725,973
Stock-based compensation	(62,782)	162,877	390,076	1,863,048
Adjusted EBITDA *	**$ (843,005)**	**$ (1,414,837)**	**$ (3,668,440)**	**$ 87,859**

* EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.